Prospectus

Templeton
Institutional
Funds, Inc.

INVESTMENT STRATEGY

GLOBAL GROWTH

Foreign Equity Series - Primary Shares
Emerging Markets Series
Emerging Fixed Income Markets Series


MAY 1, 2000


[Insert Franklin Templeton Butterball logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

                  THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


         2        Foreign Equity Series

         11       Emerging Markets Series

         21       Emerging Fixed Income Markets Series

         32       Distributions and Taxes


                  YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]


         33       Qualified Investors

         35       Buying Shares

         38       Investor Services

         40       Selling Shares

         42       Account Policies

         44       Questions


                  FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

                  Back Cover

FOREIGN EQUITY SERIES

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
-------------------------------------------------------------------------------
GOAL The fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in at least three different nations. The fund normally will invest primarily in the equity securities of companies located outside the U.S., including emerging markets.


[Begin callout]
The fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]


Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund may invest a portion of its assets in smaller companies. For this fund, smaller company stocks are generally those with market capitalizations of less than $1 billion. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the fund generally may invest a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

When choosing equity investments for this fund, the manager applies a "bottom-up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term, (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.


[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices. In choosing investments, the fund's manager strongly believes in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

LIQUIDITY The fund may not invest more than 10% of its assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity). Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and shares price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of bull and bear] PERFORMANCE
-------------------------------------------------------------------------------


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 9 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

PRIMARY SHARES ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

21.39%  -1.33%  34.03%  0.24%    12.97%   21.58%   11.43%   10.16%     27.34%
-------------------------------------------------------------------------------
91        92     93      94       95       96       97       98          99
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
16.81%

WORST
QUARTER:
Q3 '99
-1.98%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                              SINCE
                                                              INCEPTION
                                            1 YEAR   5 YEARS  (10/18/90)
-----------------------------------------------------------------------------
Foreign Equity Series - Primary Shares       27.34%   16.51%   14.07%
MSCI - All Country World Free Index/2/       30.91%   12.39%   11.20%
MSCI - EAFE Index/2/                         27.30%   13.15%   10.45%

1. As of March 31, 2000, the fund's year-to-date return was -1.63%.

2. Source: Standard & Poor's Micropal. The unmanaged MSCI All Country World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio. The unmanaged MSCI Europe Australia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases                    None
Exchange fee/1/                                                    $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management fees                                                     0.70%
Other expenses                                                      0.14%
                                                                    -----
Total annual fund operating expenses                                0.84%
                                                                    =====

1. This fee is only for market timers (see page 43).


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------
                                          $86      $268     $466     $1,037


[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------


Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $229 billion in assets.

The fund's lead portfolio manager is:


GARY P. MOTYL CFA, DIRECTOR AND PRESIDENT OF INVESTMENT COUNSEL

Mr. Motyl has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.


GARY CLEMONS, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Clemons has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1990.


SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Rudolph has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1997.

GUANG YANG, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1995.


The fund pays Investment Counsel a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 0.70% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 1999, and by other auditors for the fiscal years before 1999.


                                                                YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------
                                                    1999/1/     1998      1997    1996   1995
------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                   17.76      17.36     16.34   14.04   12.86
                                                     ------------------------------------------
 Net investment income                                 .37        .42       .42     .45     .31

 Net realized and unrealized gains                    4.42       1.29      1.43    2.54    1.35
                                                     -------------------------------------------
Total from investment operations                      4.79       1.71       .85    2.99    1.66
                                                      ------------------------------------------
 Distributions from net investment income             (.38)      (.40)     (.43)   (.45)   (.31)
 In excess of net investment income                     -          -         -     (.02)    -
 Distributions from net realized gains                (.64)      (.91)     (.40)   (.14)   (.17)
 In excess of net realized gains                        -          -        -      (.08)     -
Total distributions                                  (1.02)     (1.31)     (.83)   (.69)   (.48)
                                                     --------------------------------------------
Net asset value, end of year                         21.53      17.76     17.36   16.34   14.04
                                                     ============================================
Total return (%)                                     27.34      10.16     11.43   21.58   13.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                      5,248      4,552     3,706   2,858   1,818
Ratios to average net assets: (%)
 Expenses                                              .84        .83       .84     .87     .88
 Net investment income                                1.88       2.33      2.49    3.20    2.70
Portfolio turnover rate (%)                          10.56      15.40     15.25    7.39   20.87


1. Based on average weighted shares outstanding.

EMERGING MARKETS SERIES

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
-------------------------------------------------------------------------------
GOAL The fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of developing market companies.

For purposes of the fund's investments, developing market companies are those:

o whose securities trade in developing markets or that have a significant portion of their assets in developing market countries;

o that derive a significant share of their total revenue from goods or services produced or sold in developing market countries;

o linked to currencies of developing market countries; or

o organized under the laws of, or with principal offices in, developing market countries.

Developing market countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Developing market countries are described more fully in the fund's Statement of Additional Information (SAI).

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation. The fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

[Begin callout]
The fund invests primarily in the common stocks of developing market companies. [End callout]

In addition to its main investments, the fund may invest a portion of its assets in the equity securities of issuers in developed market countries. The fund may not invest more than 15% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

When choosing equity investments for this fund, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, the fund's manager strongly believes in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, short-term corporate obligations, bank obligations, and repurchase agreements denominated in the currency of any nation. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time. Restrictions on currency trading that may be imposed by developing market countries will have an adverse affect on the value of the securities of companies that trade or operate in such countries.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices. In developing markets, a previously established liquid securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.

DEVELOPING MARKETS. The fund's investments in developing markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:


o Political and social uncertainty (for example, regional conflicts and risk of war)

o Currency exchange rate volatility

o Pervasiveness of corruption and crime

o Delays in settling portfolio transactions

o Risk of loss arising out of systems of share registration and custody


o Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.


o Currency and capital controls


o Greater sensitivity to interest rate changes

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES OF COMPANIES IN DEVELOPED MARKETS, AND INCREASE THE RISK OF LOSS TO THE FUND.

The definition of developing markets or countries as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

LIQUIDITY Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event.

More detailed information about the fund, its policies and risks can be found in the fund's SAI.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of bull and bear] PERFORMANCE
-------------------------------------------------------------------------------


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 6 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

-11.39%     -1.23%      18.86%      -11.32%       -18.03%      56.58%
-------------------------------------------------------------------------------
  94          95          96          97            98           99
                               YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
28.37%

WORST
QUARTER:
Q3 '99
-11.91%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                        SINCE
                                                                      INCEPTION
                                                   1 YEAR   5 YEARS   (5/3/93)
-------------------------------------------------------------------------------
Emerging Markets Series                            56.58%   5.97%       7.05%
IFC - Investable Composite Index/2/                67.17%   2.16%       7.45%
MSCI - Emerging Markets Free Index/2/              66.41%   2.00%       8.03%


1. As of March 31, 2000, the fund's year-to-date return was -6.70%.

2. Source: Standard & Poor's Micropal. The unmanaged IFC-Investable Composite Index tracks the performance of approximately 2,000 securities in emerging market countries. It includes reinvested dividends. The unmanaged MSCI-Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases                        None
Exchange fee/1/                                                         $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management fees                                                          1.25%
Other expenses                                                           0.18%
                                                                         -----
Total annual fund operating expenses                                     1.43%
                                                                         =====
1. This fee is only for market timers (see page 43).


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 Year   3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
                                            $146       $452    $782    $1,713



[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------


Templeton Asset Management Ltd. - Hong Kong Branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $229 billion in assets.


The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Dr. Mobius has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Wu has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Lam has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.


EDDIE CHOW, INVESTMENT ANALYST OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Chow has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1994.

The fund pays Asset Management Hong Kong a fee for managing the fund's assets. For the fiscal year ended December 31, 1999, the fund paid 1.25% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 1999, and by other auditors for the fiscal years before 1999.


                                                              YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------
                                                     1999/1/    1998     1997    1996     1995
-----------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                   8.31     10.37    12.45    10.75   11.21
                                                     -----------------------------------------
 Net investment income                                .10       .18      .18     .15      .19
 Net realized and unrealized
 gains (losses)                                      4.59     (2.05)   (1.60)    1.86    (.34)
                                                     -----------------------------------------
Total from investment operations                     4.69     (1.87)   (1.42)    2.01    (.15)
                                                     -----------------------------------------
 Distributions from net investment income            (.10)     (.19)    (.18)   (.15)    (.17)
 Distributions from net realized gains                 -         -      (.48)   (.16)    (.14)
                                                     -----------------------------------------
Total distributions                                  (.10)     (.19)    (.66)   (.31)     (.31)
                                                     ------------------------------------------
Net asset value, end of year                        12.90      8.31    10.37   12.45     10.75
                                                    ===========================================
Total return (%)                                    56.58    (18.03)  (11.32)  18.86     (1.23)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     2,608     1,733    1,923   1,565       798
Ratios to average net assets: (%)
 Expenses                                            1.43      1.51     1.57    1.56      1.52
 Net investment income                               1.02      2.03     1.42    1.56      2.00
Portfolio turnover rate (%)                         49.35     38.11    24.72    7.92     13.47

1. Based on average weighted shares outstanding.


EMERGING FIXED INCOME MARKETS SERIES

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
-------------------------------------------------------------------------------
GOAL The fund's investment goal is high total return, consisting of current income and capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The fund may invest up to 35% of total assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. The fund normally will invest at least 65% of total assets in at least three different nations. The fund focuses on securities issued by governments and government agencies.


[Begin callout]
The fund invests primarily in debt securities of emerging market issuers, which include companies, governments and government agencies located in emerging market countries.
[End callout]

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities.

In addition, developing or emerging market equity securities means those issued by:

o companies with their principal securities trading market within a developing or emerging market country, as defined above; or

o companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

o companies organized under the laws of, or with principal offices in, developing or emerging market countries.


Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. Debt securities issued by emerging market companies and governments are generally rated below "investment grade" debt securities, which means they are not in the top four rating categories as determined by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's). The fund may buy securities rated in any category and anticipates that a substantial percentage of its assets will be invested in debt securities rated below investment grade or unrated securities determined by the fund's manager to be comparable. As of December 31, 1999, approximately 71.3% of the fund's net assets were invested in lower rated and comparable quality unrated debt securities.


The fund may invest in various types of debt securities, such as Eurobonds, Global Bonds, Yankee Bonds, bonds sold under SEC Rule 144A, and Brady Bonds. The fund generally invests a substantial portion of its assets in Eurobonds and Brady Bonds. Brady Bonds are public-issue bonds that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

The fund may buy securities on a "when issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the fund at a future date.


The fund's manager allocates its assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit and duration risks, in seeking to identify those markets and issuers which are anticipated to provide the opportunity for high current income and capital appreciation. The fund, from time to time, may have significant investments in one or more countries.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------
CREDIT An issuer may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.


Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Companies and governments issuing high yield debt securities are not as strong financially as those with higher credit ratings. They are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. The entire high yield securities market can experience sudden and sharp price swings due to changes in economic
  conditions,   stock  market  activity,   large  sustained  sales  by  major
  investors, a high-profile default, or other factors. The price of a company's debt securities is especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings organizations. Prices are often closely linked with a company's stock prices and typically rise and fall in response to factors that affect stock
  prices.   High  yield  securities  are  also  generally  less  liquid  than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to these price changes.


[Begin callout]
If a security's credit rating is downgraded or an issuer's financial condition deteriorates, the price of the security will fall and so too will the fund's share price. If interest rates rise, the value of the fund's debt securities will also fall. Because the value of the fund's holdings fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

BRADY BONDS. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. Because of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The fund may also invest in restructured external debt that has not undergone a Brady-style debt exchange, or other types of instruments structured or denominated as bonds.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices.


DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the significant, additional risks include:

o Political and social uncertainty (for example, regional conflicts and risk of war)

o Currency exchange rate volatility

o Pervasiveness of corruption and crime

o Delays in settling portfolio transactions

o Risk of loss arising out of systems of share registration and custody


o Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.


o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

o Currency and capital controls


ALL OF THESE FACTORS MAKE DEVELOPING MARKET DEBT SECURITIES' PRICES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES OF COMPANIES IN DEVELOPED MARKETS, AND INCREASE THE RISK OF LOSS TO THE FUND.

The definition of developing and emerging markets or countries may differ from the definition of the same term as used in managing other Franklin Templeton Funds.

LIQUIDITY The fund may not invest more than 15% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity). Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of an issuer.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

COUNTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, the fund will face a greater risk of loss due to factors affecting a single country than if the fund always maintained wide diversity among the countries in which it invests.


PORTFOLIO TURNOVER The manager's attempt to seek high total return may cause the fund's portfolio turnover rate to be high. High turnover will increase the fund's transaction costs and may increase your tax liability.


More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of bull and bear] PERFORMANCE
-------------------------------------------------------------------------------
This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 2 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

-3.90%      11.77%
--------------------------
  98         99
      YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
7.15%

WORST
QUARTER:
Q3 '99
-1.32%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                SINCE
                                                               INCEPTION
                                                      1 YEAR   (6/4/97)
---------------------------------------------------------------------------
Emerging Fixed Income Markets Series                   11.77%   7.57%
J.P. Morgan Emerging Markets Bond Index Plus/2/        25.97%   4.60%

1. As of March 31, 2000, the fund's year-to-date return was 4.9%.


2. Source: Standard & Poor's Micropal. The unmanaged J. P. Morgan Emerging Markets Bond Index Plus tracks the total returns of broker-traded external debt instruments that are issued by governments and corporations in the emerging markets and have at least $500 million outstanding. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases                       None
Exchange fee/1/                                                       $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management fees/2/                                                    0.70%
Other expenses                                                        1.92%
                                                                      -----
Total annual fund operating expenses/2/                               2.62%
                                                                      =====

1. This fee is only for market timers (see page 43).

2. For the fiscal year ended December 31, 1999, the manager and administrator had agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, the fund paid no management fees and total annual fund operating expenses were 1.25%. After April 30, 2001, the transfer agent, the manager and administrator may end this arrangement at any time.


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------
                                            $265      $814     $1,390   $2,954


[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------


Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $229 billion in assets. A team from Global Bond Managers is responsible for the day-to-day management of the fund.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1999, management fees, before any advance waiver, were 0.70% of the fund's average daily net assets for its services. Under an agreement by the manager to waive its fees, the fund did not pay any management fees. After April 30, 2001, the manager may end this arrangement at any time upon notice to the fund's Board of Directors.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


This table presents the fund's financial performance for the past three years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 1999, and by other auditors for the fiscal years before 1999.

                                                            YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
                                                       1999/1/        1998      1997/2/
-----------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                     8.59          10.47       10.00
                                                     -------------------------------------
 Net investment income                                  .77            .84         .44
 Net realized and unrealized gains (losses)             .22          (1.27)        .79
                                                     -------------------------------------
Total from investment operations                        .99           (.43)        .23
                                                     -------------------------------------
 Distributions from net investment income              (.76)          (.86)       (.44)
 Distributions from net realized gains                    -           (.56)       (.32)
 Tax return of capital                                    -           (.03)         -
                                                     -------------------------------------
Total distributions                                    (.76)         (1.45)       (.76)
                                                     -------------------------------------
Net asset value, end of year                           8.82           8.59       10.47
                                                     ========================================
Total return (%)/3/                                   11.77          (3.98)      12.42

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 000)                     2,103          1,881       2,249
Ratios to average net assets: (%)
 Expenses                                              1.25           1.25        1.25/4/
 Expenses excluding waiver and payments by
  affiliate                                            2.62           3.74        6.40/4/
 Net investment income                                 8.57           8.55        7.26/4/
Portfolio turnover rate (%)                          297.46         525.94      172.62

1. Based on average weighted shares outstanding.

2. For the period June 4, 1997 (commencement of operations) to December 31,
   1997.

3. Total return is not annualized.

4. Annualized


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

INCOME AND CAPITAL GAINS DISTRIBUTIONS The funds intend to pay a dividend at least annually representing substantially all of their net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the funds' distributions will vary. Please keep in mind that if you invest in the funds shortly before the record date of a distribution, any distribution will lower the value of the funds' shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call Institutional Services at 1-800/321-8563.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.


[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholdings, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes a fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS
-------------------------------------------------------------------------------

The following investors may qualify to buy shares of the funds.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 1,000 employees (10,000 for the Foreign Equity Series), or (ii) with retirement plan assets of $10 million or more ($100 million or more for the Foreign Equity Series). Minimum investments: No initial or additional minimums. Minimum investments for plans with less than 1,000 employees or $10 million in plan assets (excluding Foreign Equity Series): $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any of the Franklin Templeton Funds and no additional minimum.


[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]


o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any of the Franklin Templeton Funds and no additional minimum.

o Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment.

o Service agents and broker-dealers who have entered into an agreement with Franklin Templeton Distributors, Inc. (Distributors) may purchase shares of the funds for clients of associated registered investment advisors participating in fee-based programs until May 31, 1997. After this date, additional purchases of a fund may be made only for clients who already own or hold shares of that fund.

o An investor who executes a Letter of Intent (Letter) which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Funds, including at least $1 million in the funds. See the Institutional Application. Minimum investments: $1 million. If the investor does not invest at least $5 million in shares of the funds or other Franklin Templeton Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent to the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of purchases for purposes of determining whether the terms of the Letter have been completed.

o Any investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group. Minimum investments: $5 million initial investment. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is invested or to be invested in the funds. There are certain other requirements and the group must have a purpose other than buying fund shares.

o Other investors. Minimum investments: $5 million initial investment.

Shares of the funds may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Distributors, the principal underwriter of the shares of the funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.

Certain Franklin Templeton Funds offer multiple share classes not offered by the funds. Please note that for selling or exchanging your shares, or for other purposes, the funds' shares are considered Advisor Class shares.

[Insert graphic of paper with lines and someone writing] BUYING SHARES
-------------------------------------------------------------------------------

For defined contribution plans that meet the requirements for qualification under section 401 of the Internal Revenue Code and that are sponsored by an employer with at least 1,000 employees or with retirement plan assets of $10 million or more, you may continue to add to your Foreign Equity Series account or buy additional shares through the reinvestment of dividend or capital gains distributions if you were a shareholder of record of Foreign Equity Series as of May 1, 1999.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign an Institutional Account Application.


BUYING SHARES
--------------------------------------- -------------------------------------- --------------------------------------
                                         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of hands shaking]        Contact your investment                Contact your investment
                                         representative                         representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of envelope]             Make your check, Federal Reserve       Make your check, Federal Reserve
                                         draft or negotiable bank draft         draft or negotiable bank draft
BY MAIL                                  payable to the fund.                   payable to the fund. Include your
                                                                                account number.
                                         Mail the check, Federal Reserve
                                         draft or negotiable bank draft and     Fill out the deposit slip from your
                                         your signed Institutional Account      account statement. If you do not
                                         Application to Institutional           have a slip, include a note with
                                         Services.                              your name, the fund name, and your
                                                                                account number.

                                                                                Mail the check, Federal Reserve
                                                                                draft or negotiable bank draft
                                                                                and deposit slip or note to
                                                                                Institutional Services.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of three lightning       Call to receive a wire control         Call to receive a wire control
bolts]                                   number and wire instructions.          number and wire instructions.

BY WIRE                                  Wire the funds and mail your signed    To make a same day wire investment,
1-800/321-8563                           Institutional Account Application to   please call us by 1:00 p.m. Pacific
(or 1-650/312-3600 collect)              Institutional Services. Please         time and make sure your  wire arrives
                                         include the wire control number or     by 3:00 p.m.
                                         your new account number on the
                                         application.

                                         To make a same day wire investment,
                                         please call us by 1:00 p.m. Pacific
                                         time and make sure your wire arrives
                                         by 3:00 p.m.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of two arrows            Call Institutional Services at the     Call Institutional Services at the
pointing in opposite directions]         number below, or send signed written   number below, or send signed written
                                         instructions. (Please see page 38      instructions. (Please see page 38
BY EXCHANGE                              for information on exchanges.)         for information on exchanges.)
---------------------------------------- -------------------------------------- --------------------------------------

            FRANKLIN TEMPLETON INSTITUTIONAL SERVICES P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)


Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Templeton Institutional Funds, Inc. (Company).

Shares of the funds may be purchased with securities, if approved in advance by the Company. Securities used to purchase fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value, determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the applicable fund next computed after such receipt. To obtain the approval of the Company for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the Investment Company Act of 1940) may not purchase shares in this manner absence SEC approval.


[Insert graphic of person with handset] INVESTOR SERVICES
-------------------------------------------------------------------------------

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You may initiate many transactions and make certain other changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services.

For accounts with more than one registered owner, telephone privileges also allow a fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.


As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class and between funds in Templeton Institutional Funds, Inc. You also may exchange your shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of a Franklin Templeton Fund, you also may exchange your shares for Class A shares of the fund (without any sales charge).*

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
43).

[Insert graphic of certificate] SELLING SHARES
-------------------------------------------------------------------------------
You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES
----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[Insert graphic of hands shaking]   Contact your investment representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
----------------------------------- --------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed share
                                    certificates (if you hold share certificates)
                                    to Institutional Services. Corporate,
                                    partnership or trust  accounts may need to
BY MAIL                             send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- ---------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
1-800/321-8563                      your shares by phone.

(Only available if you have         A check will be mailed to the name(s) and
completed and sent the              address on the account. Written instructions,
Institutional Telephone             with a signature guarantee, are required to
Privileges Agreement)               send the check toanother address or to make
                                    it payable to another person.
----------------------------------- ---------------------------------------------


[Insert graphic of three            You can call or write to have redemption
 lightning bolts]                   proceeds sent to a bank account. See the
                                    policies above for selling shares by mail or
                                    phone.

BY ELECTRONIC FUNDS                 Before requesting to have redemption proceeds
TRANSFER (ACH)                      sent to a bank account, please make sure we
                                    have your bank account information on file. If
                                    we do not have this information, you will need
                                    to send written instructions with your
                                    bank's name and address, a voided check or
                                    savings account deposit slip, and a
                                    signature guarantee if the ownership of the
                                    bank and fund accounts is different.

                                    If we receive your request in proper form by 1:00 p.m. Pacific, proceeds sent by ACH generally will be available within two to three business days.


----------------------------------- -----------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund you
pointing in opposite directions]    are considering.

                                    Call Institutional Services at the number below,
BY EXCHANGE                         or send signed written instructions. See the
                                    policies above for selling shares by mail or
                                    phone.

                                    If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
----------------------------------- ------------------------------------------------

            FRANKLIN TEMPLETON INSTITUTIONAL SERVICES P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
-------------------------------------------------------------------------------

CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

Each fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the funds are not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from a fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The funds may restrict or refuse purchases or exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the funds' transfer agent. You will be considered a market timer if you have (i) requested a redemption or exchange out of a fund within two weeks of an earlier redemption or exchange request, or
(ii) purchased and redeemed shares (directly or by exchange) out of a fund more than twice in a calendar quarter, or (iii) purchased or exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the funds may change its investment minimums or waive or lower its minimums for certain purchases.

o The funds may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of the funds, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
-------------------------------------------------------------------------------


If you have any questions about the funds or your account, you can write to us at P.O. Box 7777, San Mateo, CA 94403-7777. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Institutional Services       1-800/321-8563            6:00 a.m. to 5:00 p.m.
Shareholder Services         1-800/632-2301            5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Fund Information             1-800/DIAL BEN            5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)           6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Services          1-800/527-2020            5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040            5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637            5:30 a.m. to 5:00 p.m.




FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, their investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
INSTITUTIONAL SERVICES 1-800/321-8563
TDD (Hearing Impaired) 1-800/851-0637


www.franklintempleton.com

You also can obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo(R)sec.gov.


Investment Company Act file #811-6135                         ZTIFI P 05/00